UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 5, 2025
MOODY’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7 World Trade Center at 250 Greenwich Street
New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 553-0300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

TABLE OF CONTENTS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
SIGNATURES		4

Item 5.02, "Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers"

On March 11, 2025, Moody’s Corporation (the “Company”) announced that Caroline Sullivan, 56, Chief Accounting Officer and Corporate Controller and the Company have mutually agreed that she will be departing from her position on April 1, 2025 (the “Effective Date”) and is expected to remain with the Company for a transitional period. Ms. Sullivan has served as the Chief Accounting Officer and Corporate Controller of the Company since December 2018.

Succeeding Ms. Sullivan as the Chief Accounting Officer and Controller of the Company on the Effective Date will be Jason Phillips. Mr. Phillips, 48, joined the Company in 2003 and has held various roles of increasing responsibility in the Controllership’s General Accounting Consolidations and External Reporting and Accounting Policy teams, including his most recent positions of Managing Director, Assistant Controller (August 2022 to March 2025) and Managing Director, Financial Reporting, Accounting Research and Policy, Consolidations (April 2020 to August 2022). Mr. Phillips holds a B.S. in Accounting from The Pennsylvania State University and is a CPA in New York. Mr. Phillips is an active member of FEI’s Financial Accounting and Reporting Roundtable and the AICPA.

Mr. Phillips was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Phillips has no family relationships with any of our directors or executive officers. There have been no related party transactions between the Company and Mr. Phillips reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY'S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: March 11, 2025
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